SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                               First Amendment to
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             ----------------------


         Date of Report (Date of earliest event reported): June 27, 2001
                                 ---------------



                               NEW CINEMA PARTNERS
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                            NEVADA 0-31315 87-0772357
             ---------------------- --------- ----------------------
             (State of incorporation or (Commission (I.R.S. Employer
                organization) File Number) Identification Number)


                 357 Bay St., Suite 404, Toronto, Ontario M5H2T7
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (416) 367 - 8299
                                 ---------------

ITEM  5.   OTHER EVENTS.
- --------   -------------


     On February 15, 2001, the Registrant entered issued an 8% convertible note to Ultimatte Entertainment, Inc. of Toronto, Ontario in consideration of Ninety Five Thousand Dollars ($95,000). Ultimatte Entertainment elected to convert the entire principlal of the note together with accrued interest into common shares of the issuer. The pre-contracted conversion rate was 0.07 cents per common share. Thus, upon receipt of the conversion notice from Ultimatte Entertainment, on June 12, the Company issued and delivered a share certificate representing one million three hundred eighty four thousand two hundred eighty five shares to Ultimatte Entertainment.

(c)        Exhibits.

99.1 Convertible Note Agreement between New Cinema Partners, Inc. and Ultimatte Entertainment dated as of February 15, 2001.

Ex-99.1


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE ISSUANCE OF THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE AND IN PAYMENT OF INTEREST ON THIS NOTE TO THE HOLDER ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE 1933 ACT. PURSUANT TO THE NOTE PURCHASE AGREEMENT, THIS NOTE HAS BEEN ACQUIRED, AND SUCH SHARES MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE 1933 ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                            NEW CINEMA PARTNERS, INC.

                          8% CONVERTIBLE NOTE DUE 2002

US $95,000.00
Toronto, Ontario
As of February 15, 2001

     FOR VALUE RECEIVED, New Cinema Partners, INC., a Nevada corporation (hereinafter called the "Company"), hereby promises to pay to ULTIMATTE ENTERTAINMENT, Inc., 120 Adelaide St. W, Suite 2401 Toronto, Ontario, or registered assigns (the "Holder"), or order, the sum of Ninety Five Thousand Dollars ($95,000.00), on the Maturity Date, and to pay interest on the unpaid principal balance hereof at the Applicable Rate from the date hereof, until the same becomes due and payable, whether at maturity or by repurchase in accordance with the terms hereof or otherwise. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at the Default Rate from the due date thereof until the same is paid ("Default Interest"). Interest shall be payable in arrears on each Interest Payment Date, commencing on May 15, 2001; on the principal amount outstanding on such date. Interest on this Note shall be computed on the basis of a 360-day year of 12 30-day months and actual days elapsed. No interest shall be payable on an Interest Payment Date on any portion of the principal amount of this Note which shall have been converted or redeemed prior to such Interest Payment Date so long as the Company shall have complied in full with its obligations with respect to such conversion or redemption.

     All payments of principal of and premium, if any, and interest on this Note shall be made in lawful money of the United States of America, or, at the option of the Company and subject to the provisions of this Note, interest payable on the Interest Payment Dates may be paid in whole or in part in fully paid and nonassessable Ordinary Shares. All cash payments shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Payment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. Certain capitalized terms used in this Note are defined in Article VI.

                  The following terms shall apply to this Note:

ARTICLE I

INTEREST IN ORDINARY SHARES; PREPAYMENT

1.1 Prepayment. This Note may be prepaid, redeemed or repurchased, in minimum amounts of seventy five-thousand ($95,000) dollars, at the option of the Company prior to the Maturity Date upon five days notice by the Company in writing.


ARTICLE II

CONVERSION

2.1 Conversion Right. The Holder shall have the right on and after the Issuance Date to the date this Note is paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note, in, and in each such case accrued and unpaid interest on the principal amount to be converted and Default Interest on any such interest, into fully paid and non-assessable Ordinary Shares, subject to and in compliance with this Article II. The number of Ordinary Shares to which the Holder shall be entitled to receive upon each conversion of this Note shall be determined by dividing the sum of (1) that portion of the principal amount of this Note to be converted plus (2) accrued and unpaid interest on such principal amount to the date the Conversion Notice for such conversion is given plus (3) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (2) to the date such Conversion Notice is given, by the Conversion Rate of Seven Cents ($.07) per share. In addition, for every dollar converted under this provision, the Holder shall receive a three year option to purchase one Common Share at fifty cents ($.50) a share.


2.2 Dividends. In the event the Company shall make or issue, or shall fix a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution (other than a distribution in liquidation or other distribution otherwise provided for herein) with respect to the Ordinary Shares payable in (i) securities of the Company other than Ordinary Shares, or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the Holders shall receive upon conversion this Note in addition to the number of Ordinary Shares receivable thereupon, the number of securities or such other assets of the Company which the Holder would have received had this Note been converted into Ordinary Shares immediately prior to the time of determination of the holders of Ordinary Shares entitled to participate in such event and had the Holder thereafter, during the period from such date of determination to and including the Conversion Date, retained such securities or such other assets receivable by the Holder during such period, giving application to all other adjustments called for during such period under this Article II with respect to the rights of the Holders.

2.3 Capital Reorganization or Reclassification. If the Ordinary Shares issuable upon the conversion of this Note shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Article II, or the sale of all or substantially all of the Company's capital stock or assets to any other Person), then and in each such event the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by the holders of the number of Ordinary Shares into which the Holder had the right to convert immediately prior to such reorganization, recapitalization, reclassification or change, all subject to further adjustment as provided herein.

2.4 Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Ordinary Shares (other than a subdivision, combination, recapitalization, reclassification or exchange of shares provided for elsewhere in this Article II) or a merger, or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's capital stock or assets to any other Person, or any other form of business combination or reorganization in which control of the Company is transferred and to which
     Section 5.11 does not apply (each, a "Reorganization"), then as a part of such Reorganization, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Note the same kind and amount of stock or other securities or property (including cash) of the Company, or of the successor corporation resulting from such Reorganization to which the Holder would have been entitled if the Holder had converted this Note immediately prior to the effective time of such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article II to the end that the provisions of this Article II (including adjustment of the Conversion Value then in effect and the number of Ordinary Shares or other securities issuable upon conversion of this Note) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

2.5 Exercise of Conversion Right. To exercise its conversion right, the Holder shall surrender this Note to the Company at its principal office, and shall give a Conversion Notice to the Company at that office. This Note shall be accompanied by proper assignment thereof to the Company or an assignment executed in blank. As promptly as practicable after the Conversion Date, the Company shall issue and deliver to the Holder, or on its written order, such certificate or certificates as it may request for the number of whole Ordinary Shares issuable upon such conversion of this Note in accordance with the provisions of this Article II, and cash, as provided in Section 2.6, in respect of any fraction of an Ordinary Share issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the Holder as holder of the portion of this Note so converted shall cease and the Person(s) in whose name(s) any certificate(s) for Ordinary Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Ordinary Shares represented thereby.

2.6 Cash in Lieu of Fractional Shares. No fractional Ordinary Shares or scrip representing fractional Ordinary Shares shall be issued upon the conversion of this Note. Instead of any fractional Ordinary Shares which would otherwise be issuable upon conversion of this Note, the Company shall pay to the Holder a cash adjustment in respect of such fractional Ordinary Share in an amount equal to the same fraction of the fair market value per Ordinary Share (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional Ordinary Share is issuable shall be based upon the aggregate amount of this Note being converted at any one time by the Holder.

2.7 Partial Conversion. In the event that less than all of the outstanding amount this Note is converted, the Company shall execute and deliver to or on the order of the Holder, at the expense of the Company, a new Note which has not been converted.

2.8 Reservation of Ordinary Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Ordinary Shares, solely for the purpose of effecting the conversion of this Note and the Other Notes, such number of its Ordinary Shares as shall from time to time be sufficient to effect the conversion of this Note and the Other Notes, and if at any time the number of authorized but unissued Ordinary Shares shall not be sufficient to effect the conversion of this Note and the Other Notes, the Company shall take such action as may be necessary to increase its authorized but unissued Ordinary Shares to such number of shares as shall be sufficient for such purpose.

2.9 Merger, Consolidation, Etc. (a) If at any time there is (1) a merger or consolidation of the Company with or into another corporation or other entity or person, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such merger, consolidation or reorganization, or any transaction or series of related transactions by the Company, in each case in which in excess of 50 percent of the Company's voting power is transferred, or (2) a sale of all or substantially all of the Company's assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder and the holders of the Other Notes shall be entitled to receive in exchange for this Note and the Other Notes, prior to any distribution to holders of Ordinary Shares, a number of shares of stock or other securities or an amount of cash or property to be issued to the Company or its stockholders by reason of such reorganization, merger, consolidation or sale in an amount having a value equal to the sum of (x) the respective outstanding principal amounts thereof plus (y) accrued and unpaid interest thereon plus (z) the respective amounts of Default Interest, if any, on this Note and default interest, if any, on the Other Notes. The holders of Ordinary Shares and this Note and the Other Notes shall thereafter be entitled to receive, pro rata, the remainder of the number of shares of stock or other securities or cash or property to be issued to the Company or its stockholders by reason of such reorganization, merger, consolidation or sale (treating this Note and the Other Notes as if they had been converted into the number of Ordinary Shares into which they are at the time convertible pursuant to these terms).

     (b) Any securities to be delivered to the Holder pursuant to Section 2.9(a) shall be valued as follows:

          (i) Securities not subject to investment letter or other similar restrictions on free marketability:

               (A) if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three days prior to the closing of the transaction;

               (B) if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three days prior to the closing of the transaction; and

               (C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

          (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Company.

     (c) In the event the requirements of Section 2.9(a) are not complied with, the Company shall forthwith either:

          (i) cause the closing of the transaction to be postponed until such time as the requirements of this Section 2.9 have been complied with, or

          (ii) cancel such transaction, in which event the rights of the Holder shall revert to and be the same as such rights existing immediately prior to the date of the first notice referred to in
               Section 2.9(d) hereof.

     (d) The Company shall give the Holder notice of each impending transaction to which this Section 2.9 is applicable not later than 20 days prior to the shareholders' meeting called to approve such transaction, or 20 days prior to the closing of such transaction, whichever is earlier, and shall also notify the Holder of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2.9, and the Company shall thereafter give the Holder prompt notice of any material changes. The transaction shall in no event take place earlier than 20 days after the Company has given the first notice provided for herein or earlier than ten days after the Company has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of 75 percent of the aggregate outstanding principal amount of this Note and the Other Notes.

ARTICLE III

CERTAIN COVENANTS

     Other than as projected in the Business Plan and Financial Projections attached as exhibits to the Note Purchase Agreement, so long as the Company shall have any obligation under this Note, unless otherwise consented to in advance by the Majority Holders, which consent shall not be unreasonably withheld:

3.1 Tender Offers. The Company will not itself, and will not permit any Subsidiary to (1) make any Tender Offer for outstanding Ordinary Shares unless the Company contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding Ordinary Shares by any Person other than the Company or any Subsidiary, unless such Person agrees with the Company to make an offer, in either such case, to the Holder to purchase the same percentage of the outstanding principal amount of this Note held by the Holder as the percentage of outstanding Ordinary Shares offered to be purchased in such Tender Offer, at a price equal to the product obtained by multiplying (x) the number of Ordinary Shares which would, but for the purchase pursuant to such Tender Offer, be issuable on conversion in accordance with Sections 2.1(a) and 2.1(b) of the portion of this Note tendered by the Holder and any accrued and unpaid interest thereon and any accrued and unpaid Default Interest thereon if a Conversion Notice were given by the Holder on the date of purchase pursuant to such Tender Offer times (y) the highest price per Ordinary Share paid or payable pursuant to such Tender Offer.

3.2 Payment of Obligations. The Company will pay and discharge, and will cause each Subsidiary to pay and discharge, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

3.3  Maintenance  of Property;  Insurance.

     (a) The Company will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

     (b) The Company will maintain, and will cause each significant Subsidiary to maintain, with financially sound and responsible insurance companies, insurance in at least such amounts and against such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties.

3.4 Conduct of Business and Maintenance of Existence. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Company, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

3.5 Compliance with Laws. The Company will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and the Subsidiaries taken as a whole.

3.6 Investment Company Act. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

3.7 Rights with Respect to Certain Matters. The Company shall not take any of the following actions without the approval by the affirmative vote of the holders of at least 85 percent of the then outstanding aggregate principal amount of this Note and the Other Notes:

     (a) amend the Articles of Association of the Company if such amendment would change any of the rights, preferences, privileges of or limitations provided for therein for the benefit of the Holder or the holders of the Other Notes so as to materially adversely affect the rights of the Holder or the holders of the Other Notes; or

     (b) authorize or issue any Indebtedness ranking senior to this Note or the Other Notes; or

     (c) authorize or issue any Indebtedness ranking on a parity with this Note and the Other Notes; or

     (d) (A) sell, convey or otherwise dispose of all or substantially all of the assets of the Company or (B) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company) if more than 50 percent of the voting power of the Company is transferred to Persons who were not shareholders of the Company immediately prior to such merger or consolidation; or

     (e)  Liquidate, dissolve or otherwise wind up the affairs of the Company.

ARTICLE IV

EVENTS OF DEFAULT

If any of the following events of default (each, an "Event of Default") shall occur:

4.1 Failure to Pay Principal or Interest. The Company fails (a) to pay the principal, or Repurchase Price hereof when due, whether at maturity, upon acceleration or otherwise, as applicable, or (b) to pay any installment of interest hereon when due and, in the case of this clause (b) of this
     Section 4.1 only, such failure continues for a period of five Business Days after the due date thereof; or

4.2 Breach of Covenant. The Company (a) fails to comply with Section 3.1 or 3.2 or (b) fails to comply in any material respect with any provision of
     Article III of this Note (other than Section 3.1 or 3.2) or breaches any other material covenant or other material term or condition of this Note (other than as specifically provided in Sections 4.1 and 4.3(a)), or any of the other Transaction Documents, and in the case of this clause (b) of this
     Section 4.2 only, such breach continues for a period of ten days after written notice thereof to the Company from the Holder; or

4.3 Breach of Representations and Warranties. Any material representation or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Transaction Documents) shall be false or misleading in any material respect when made; or

4.4 Certain Voluntary Proceedings. The Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due; or

4.5 Certain Involuntary Proceedings. An involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days; or

4.6 Judgments. Any court of competent jurisdiction shall enter one or more final judgments against the Company or any Subsidiary or any of their respective properties or other assets in an aggregate amount in excess of $500,000, which is not vacated, bonded, stayed, discharged, satisfied or waived for a period of 30 consecutive days; or

ARTICLE V

DEFINITIONS

5.1  Certain Defined Terms.

     (a) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Note.

     (b) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                    "Applicable Rate" means eight percent per annum.

                    "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

                    "Company" shall have the meaning provided in the first paragraph of this Note.

                    "Company Certificate" means a certificate of the Company signed by an Officer.

                    "Conversion Date" means the date on which a Conversion Notice is actually received by the Conversion Agent, whether by mail, courier, personal service, telephone line facsimile transmission or other means.

                    "Conversion Rate" means at any time the price of $.07 per share

                    "Conversion Value" means at any time $.07 per share.

                    "Default Interest" shall have the meaning provided in the first paragraph of this Note.

                    "Default Rate" means 13 percent per annum (or such lesser rate equal to the highest rate permitted by applicable law).

                    "Event  of  Default"  shall  have the  meaning  provided  in
                    Article IV.

                    "Generally Accepted Accounting Principles" for any Person means the generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

                    "Holder" shall have the meaning provided in the first paragraph of this Note.

                    "Indebtedness" as used in reference to any Person means all indebtedness of such person for borrowed money, the deferred purchase price of property, goods and services and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and shall include all such indebtedness guaranteed in any manner by such person or in effect guaranteed by such person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such person has contingently agreed to advance or supply funds and all indebtedness secured by mortgage or other lien upon property owned by such person, although such person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such person.

                    "Interest Payment Dates" shall mean each April 15, July 15, October 15 and January 15 and the Maturity Date.

                    "Issuance Date" means the earliest date of original issuance of this Note to the original Holder of this Note or issuance of any of the Other Notes to the original holder thereof.

                    "Majority Holders" means at any time such of the holders of this Note and the Other Notes which hold Notes and Other Notes which, based on the outstanding principal amounts thereof, represent a majority of the aggregate outstanding principal amount of this Note and the Other Notes.

                    "Maturity Date" means February 15, 2002.

                    "1933 Act" means the Securities Act of 1933, as amended.

                    "1934 Act" means the Securities Exchange Act of 1934, as amended.

                    "Note" means this instrument as originally executed, or if later amended or supplemented in accordance with its terms, then as so amended or supplemented.

                    "Officer"  means  the  Chairman  of  the  Board,  the  Chief
                    Executive Officer, the President or the Chief Financial Officer of the Company.

                    "Ordinary Shares" shall mean the Ordinary Shares, $.001 par value per share, or any shares of capital stock of the Company into which such shares shall be changed or reclassified after the Issuance Date.

                    "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association or similar entity or any government, governmental agency or political subdivision.

                    "SEC" means the Securities and Exchange Commission.

                    "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

                    "Tender Offer" means a tender offer or exchange offer.

                    "Trading Day" means a day on which either the national securities exchange or Nasdaq which then constitutes the principal securities market for the Ordinary Shares is open for general trading of securities.

                    "Transaction Documents" means this Note, the Unit Purchase Agreement, the Transfer Agent Instruction, and the Warrants.

                    "Two-Thirds Holders" means at any time such of the holders of this Note and the Other Notes which hold Notes and Other Notes which, based on the outstanding principal amounts thereof, represent a majority of the aggregate outstanding principal amount of this Note and the Other Notes.

                    "Note Purchase Agreement" shall mean the Note Purchase Agreement, dated as of February 15, 2001, by and between the Company and the original Holder of this Note and the several original holders of the Other Notes.

ARTICLE VI

MISCELLANEOUS

6.1 Failure or Indulgency Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

6.2 Notices. Except as otherwise specifically provided herein, any notice herein required or permitted to be given shall be in writing and may be personally served, sent by telephone line facsimile transmission or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served, sent by telephone line facsimile transmission or sent by courier or three (3) days after being deposited in the facilities of the United States Postal Service, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address and facsimile line transmission number of the Holder shall be as furnished by the Holder for such purpose and shown on the records of the Company; and the address of the Company shall be 357 Bay St., Suite 404 Toronto, Ontario, Attention: Martin Lapedus. The Holder or the Company may change its address for notice by service of written notice to the other as herein provided.

6.3 Amendment, Waiver, Etc. Neither this Note or any Other Note nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Company and the Majority Holders.

6.4 Assignability. This Note shall be binding upon the Company and its successors, and shall inure to the benefit of and be binding upon the Holder and its successors and permitted assigns. The Company may not assign its rights or obligations under this Note.

6.5 Certain Expenses. The Company shall pay on demand all expenses incurred by the Holder, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (x) any amendment or waiver of this Note or any other Transaction Document, (y) any default or breach of any of the Company's obligations set forth in the Transaction Documents and (z) the enforcement or restructuring of any right of, including the collection of any payments due, the Holder under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Holder.

6.6 Governing Law. This Note shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws.

6.7 Transfer of Note. This Note has not been and is not being registered under the provisions of the 1933 Act or any state securities laws and this Note may not be transferred unless the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Note may be sold or transferred without registration under the 1933 Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries deemed relevant by such transferee; that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review the reports and other information concerning the Company which at the time of such transfer have been filed by the Company with the SEC pursuant to the 1934 Act. If such transfer is intended to assign the rights and obligations under Article V of the Note Purchase Agreement, such transfer shall otherwise be made in compliance with Article V of the Note Purchase Agreement.

6.8 Enforceable Obligation. The Company represents and warrants that at the time of the original issuance of this Note it received the full purchase price payable pursuant to the Note Purchase Agreement in an amount at least equal to the original principal amount of this Note, and that this Note is an enforceable obligation of the Company which is not subject to any offset, reduction, counterclaim or disallowance of any sort.


6.9 Note Register; Replacement of Notes. The Company shall maintain a register showing the names, addresses and telephone line facsimile numbers of the Holder and the registered holders of the Other Notes. The Company shall also maintain a facility for the registration of transfers of this Note and the Other Notes and at which this Note and the Other Notes may be surrendered for split up into instruments of smaller denominations or for combination into instruments of larger denominations. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Note and (a) in the case of loss, theft or destruction, of indemnity from the Holder reasonably satisfactory in form to the Company (and without the requirement to post any bond or other security) or (b) in the case of mutilation, upon surrender and cancellation of this Note, the Company will execute and deliver to the Holder a new Note of like tenor without charge to the Holder.

6.10 Payment of Note on Redemption; Deposit of Redemption Price. If this Note or any portion of this Note is to be redeemed as provided in Sections 5.1 and
     5.2 and any notice required in connection therewith shall have been given as provided therein this Note or portion of this Note to be so redeemed and with respect to which any such notice has been given shall become due and payable on the date stated in such notice at the applicable redemption price. On and after such date of redemption, provided that the Company shall have deposited with an Eligible Bank on or prior to such date of redemption, and amount sufficient to pay the redemption price, interest on this Note or the portion of this Note to be so redeemed shall cease to accrue, and this Note or such portion hereof shall be deemed not to be outstanding and shall not be entitled to any benefit except to receive payment of the redemption price. On presentation and surrender of this Note or such portion hereof, this Note or the specified portion hereof shall be paid and redeemed at the applicable redemption price. IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer as of the day and in the year first above written.

NEW CINEMA PARTNERS, INC.



By:               /s/ Jon Cox
         Name:    Jon Cox
         Title:   Secretary / Director

 Exhibit A

NOTICE OF CONVERSION
CONVERTIBLE NOTE DUE FEBRUARY 2002
OF NEW CINEMA PARTNERS,  INC.

May 15, 2001

To:      New Cinema Partners Inc.

(1) Pursuant to the terms of the 8% Senior Convertible Note due February 15, 2002 (the "Note"), the undersigned hereby elects to convert $96,900 of the Note, equal to the sum of $95,000 principal amount of the Note, $1,900 of accrued and unpaid interest on such principal amount and no Default Interest on such interest into Ordinary Shares of New Cinema Partners, Inc., a Nevada corporation (the "Company"), at a Conversion Price per share of $.07 Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

(2) The number of Ordinary Shares issuable upon the conversion of the Note to which this Notice relates is 1,384,285.

(3) Please issue a certificate or certificates for 1,384,285 Ordinary Shares in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


     Ultimatte Entertainment, Inc.
     120 Adelaide St. W. ,Suite 2401
     Toronto, Ontario  M4V2K9


      Delivery Instructions
      for Ordinary Shares:      To Be Picked Up at Company

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEW CINEMA PARTNERS
                                   -------------------
                                  (Registrant)


Date: June 27, 2001              /s/ Martin Lapedus
                                   --------------------
                                   Martin Lapedus
                                   Acting President